UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 10, 2008
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                          Quest Minerals & Mining Corp.
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             (Exact name of registrant as specified in its charter)


            Utah                  000-32131                 87-0429950
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(State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)          File Number)           Identification No.)


      18B East 5th Street, Paterson, NJ                       07524
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   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:    (973) 684-0075
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01     Entry into a Material Definitive Agreement.

         See Item 3.02 below.


Section 3 - Securities and Trading Markets

Item 3.02     Unregistered Sales of Equity Securities.

On March 10, 2008, we entered into a Convertible Note Purchase Agreement with a single accredited investor pursuant to which we agreed to issue a $75,000 convertible promissory note. The convertible note has a 1 year term and bear interest at fifteen percent (15%) payable at the maturity date of the note. The note is convertible into our common stock pursuant to a "variable conversion price" equal to 50% of the average of the 3 lowest closing bid prices for our common stock during the 10 trading day period prior to conversion. The note contains monetary penalties for late delivery of shares and certain other items as more specifically defined therein. In addition, the purchase agreement provides liquidated damages (2-3% per month based on the principal outstanding) to the extent we are not current in our public filings.

Under the terms of note, the note is convertible by holder only to the extent that the number of shares of common stock issuable pursuant to such securities, together with the number of shares of common stock owned by such holder and its affiliates (but not including shares of common stock underlying unconverted shares of the note) would not exceed 4.99% of our then outstanding common stock as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended

We intend to use the proceeds from sale of the convertible promissory note as follows: (i) $30,000 for purchase of equipment for mine operations; (ii0 $20,000 for supplies and payroll for mine operation; (iii) $15,000 for accountant's fees; (iv) $5,000 for working capital and (v) $5,000 for legal fees.

We relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of the notes and the warrants.

The paragraphs above describe certain of the material terms of the financing transaction with the purchaser of the convertible promissory note issued under the Purchase Agreement. Such description is not a complete description of the material terms of the financing transaction and is qualified in its entirety by reference to the agreements entered into in connection with the financing which are included as exhibits to this Current Report on Form 8-K.

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

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

              (c)  Exhibits.
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                   10.1     Convertible Note Purchase Agreement
                   10.2     Convertible Promissory Note



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUEST MINERALS & MINING CORP.
                                       (Registrant)


Date:  March 12, 2008                  By: /s/ Eugene Chiaramonte, Jr.
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                                           Eugene Chiaramonte, Jr., President


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